Note 11 - Warrants and Options (June 30, 2011)	6 Months Ended
Jun. 30, 2011
Shareholders' Equity and Share-based Payments [Text Block]
Note 11 – Warrants and Options

Options and Warrants Granted

On February 22, 2011, we granted 500,000 stock options to James Moe, our chief financial officer.  The options vest annually over three years beginning on March 14, 2012 and are exercisable until February 21, 2021 at an exercise price of $1.65 per share.  The total estimated value using the Black-Scholes Pricing Model, based on a volatility rate of 108% and a call option value of $1.3661, was $683,070, and is being amortized over the implied service term, or vesting period, of the options.  The Company recognized $66,410 of compensation expense during the six months ended June 30, 2011.

On May 2, 2011, we entered into a Revolving Credit and Security Agreement (the “Credit Agreement”) with certain lenders (collectively, the “Lenders” and individually a “Lender”) and Prenante5, LLC, as agent for the Lenders (PrenAnte5, LLC, in such capacity, the “Agent”).  The facility provides $10 million in financing to be made available for drilling projects on the Company’s North Dakota Bakken and Three Forks position.  The facility will be available for a period of three years over which time we may draw on the line seven times, pay the line down three times, and terminate the facility without penalty one time.  The facility sets the minimum total draw at $500,000 and requires Ante5, upon each draw, to provide the Lender with a compliance certificate that, along with other usual and customary financial covenants, states that Ante5 has at least twelve months interest coverage on its balance sheet in cash.

In connection with the closing of the Credit Agreement on May 2, 2011, the Company issued to each Lender a five-year warrant to purchase a number of shares of the Company’s common stock equal to an amount determined by multiplying 500,000 by such Lender’s commitment percentage.  The warrants vest on the earlier of the 1 year anniversary of the grant date (May 2, 2012) or when 50% of the LOC has been advanced, and are exercisable until May 1, 2016 at an exercise price of $0.95 per share.  The total estimated value using the Black-Scholes Pricing Model, based on a volatility rate of 97% and a call option value of $0.7837, was $391,872, and is being amortized over the three year life of the credit agreement.  The Company recognized a total of $21,772 of interest expense during the six months ended June 30, 2011.

In the event of a Lender default (i.e. failure to fund its pro rata commitment), the interest rate on such defaulting Lender’s advances (but not on any non-defaulting Lender’s advances) is automatically reduced from 19% to 12% per annum, and the Company has all other remedies available at law or in equity.  In addition, if the Lender default occurs prior to the earlier to occur of (i) May 2, 2012, or (ii) the date the defaulting Lender has made advances in an amount greater than fifty percent (50%) of its commitment amount, the Company is entitled to cancel all of the defaulting Lender’s then-outstanding warrant and shares of Company common stock issued or issuable upon the exercise of the warrant.

Options Exercised

On March 18, 2011 a total of 24,000 options were exercised for total proceeds of $7,800.  The shares were subsequently issued on April 4, 2011.

On May 18, 2011 a total of 24,000 options were exercised by our CEO in exchange for total proceeds of $7,800.  No other options were exercised during the six month period ending June 30, 2011.